SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): December 22, 1998


                       BROOKDALE LIVING COMMUNITIES, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     0-22253               36-4103821
-------------------------------  ----------------------  -----------------------
(State or other jurisdiction of  Commission File Number     (I.R.S. Employer
 incorporation or organization)                           Identification Number)

   77 West Wacker Drive, Suite 4400, Chicago, Illinois            60601
------------------------------------------------------       -------------------
       (Address of principal executive offices)                 (Zip Code)

      Registrant's telephone number, including area code: (312) 977-3700.


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS

      Brookdale Living Communities, Inc. (the "Company") submits this Form 8-K/A in order to supply the financial statements and schedules required pursuant to Rule 3-05(b) of Regulation S-X and the pro forma financial information required pursuant to Article 11 of Regulation S-X with respect to the Company's operating lease transaction with respect to The Woodside Terrace facility (the "Property"), a 274-unit senior independent and assisted living facility located in Redwood City, California, This transaction constituted a "business" acquisition pursuant to Rule 11-01(d) of Regulation S-X. This information should be read in conjunction with the Registrant's Form 8-K filed with the Commission on January 6, 1999.

      This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this report, the words "believes," "expects," "anticipates," "estimates" and similar words and expressions are generally intended to identify forward-looking statements. Statements that describe the Company's future strategic plans, goals, objectives or expectations are also forward-looking statements. Readers of this report are cautioned that any forward-looking statements, including those regarding the intent, belief, or current expectations of the Company or management, are not guarantees of future performance, results or events and involve risks and uncertainties, and that actual results and events may differ materially from those in the forward-looking statements as a result of various factors, including, but not limited to (i) general economic conditions in the markets in which the Company operates, (ii) competitive pressures within the industry and/or the markets in which the Company operates, (iii) the effect of future legislation or regulatory changes on the Company's operations and (iv) other factors described from time to time in the Company's filings with the Securities and Exchange Commission. The forward-looking statements included in this report are made only as of the date hereof. The Company undertakes no obligation to update such forward-looking statements to reflect subsequent events or circumstances.

a)    Financial statements of businesses acquired.

                            Woodside Terrace Partners
                       (A California General Partnership)

                              Financial Statements

                       For the period from January 1, 1998
                              to September 30, 1998



                                    Contents


Report of Independent Auditors.................................................1

Financial Statements

Balance Sheet..................................................................2
Statement of Income............................................................3
Statement of Partners' Deficit.................................................4
Statement of Cash Flows........................................................5
Notes to Financial Statements..................................................6

                         Report of Independent Auditors

The Board of Directors
Brookdale Living Communities, Inc.

We have audited the  accompanying  balance sheet of Woodside Terrace Partners (A
California General Partnership) as of September 30, 1998 and the related statements of income, partners' deficit and cash flows for the period from January 1, 1998 to September 30, 1998. These financial' statements are the responsibility of Woodside Terrace Partners' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woodside Terrace Partners at September 30, 1998, and the results of its operations and its cash flows for the period from January 1, 1998 to September 30, 1998, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP


February 2, 1999

                            Woodside Terrace Partners
                       (A California General Partnership)

                                  Balance Sheet

                               September 30, 1998

Assets
Current assets:
  Cash and cash equivalents                                  $   649,715
  Accounts receivable                                             54,140
  Prepaid and other expenses                                      52,443
                                                             ------------
Total current assets                                             756,298

Real estate, at cost:
  Land, building and improvements                             21,143,142
  Furniture and equipment                                        786,947
                                                             ------------
                                                              21,930,089

Accumulated depreciation                                       7,078,330
                                                             ------------
                                                              14,851,759

Restricted cash                                                  207,798
                                                             ------------
Total assets                                                 $15,815,855
                                                             ============

Liabilities and partners' deficit
Current liabilities:
  Accounts payable and accrued liabilities                   $   302,147
  Accrued real estate taxes                                      145,039
  Tenant security deposits                                       576,778
  Mortgage note payable                                       28,000,000
                                                             ------------
Total current liabilities                                     29,023,964
Partners' deficit                                            (13,208,109)
                                                             ------------

Total liabilities and partners' deficit                      $15,815,855
                                                             ============


See notes to financial statements.

                            Woodside Terrace Partners
                       (A California General Partnership)

                               Statement of Income

                       For the period from January 1, 1998
                              to September 30, 1998


Revenue
Resident fees                                                $ 5,350,485
Interest income                                                   34,439
                                                             ------------
Total revenue                                                  5,384,924

Expenses
Facility operating                                             2,335,538
Interest                                                       1,709,780
Real estate taxes                                                195,901
Depreciation                                                     532,017
Amortization of loan costs                                       255,467
Management fee - affiliate                                       269,615
                                                             ------------
Total expenses                                                 5,298,318
                                                             ------------
Net income                                                   $    86,606
                                                             ============

See notes to financial statements.

                            Woodside Terrace Partners
                       (A California General Partnership)

                         Statement of Partners' Deficit

                       For the period from January 1, 1998
                              to September 30, 1998



Partners' deficit at January 1,1998                         $(11,294,715)
Distributions                                                 (2,000,000)
Net income                                                        86,606
                                                            -------------
Partners' deficit at September 30, 1998                     $(13,208,109)
                                                            =============

See notes to financial statements.

                            Woodside Terrace Partners
                       (A California General Partnership)

                             Statement of Cash Flows

                       For the period from January 1, 1998
                              to September 30, 1998

Operating activities
Net income                                                   $    86,606
Adjustments to reconcile net income cash provided by
  operating activities:
   Depreciation  and  amortization                               787,484
Changes  in  operating  assets  and liabilities:
     Increase in accounts receivable                             (19,481)
     Decrease in prepaid  and other expenses                      26,408
     Increase in tenant security deposits                          4,568
     Increase in accounts payable and accrued liabilities             63
     Increase in accrued real estate taxes                        75,604
                                                             ------------
Net cash provided by operating activities                        961,252

Investing activities
Additions to real estate                                        (186,523)
                                                             ------------
Cash used in investing activities                               (186,523)

Financing activities
Increase in restricted cash                                      (70,365)
Distributions to partners                                     (2,000,000)
                                                             ------------
Net cash used in financing activities                         (2,070,365)
                                                             ------------

Net decrease in cash and cash equivalents                     (1,295,636)
Cash and cash equivalents at beginning of period               1,945,351
                                                             ------------
Cash and cash equivalents at end of period                   $   649,715
                                                             ============

Supplemental disclosure of cash flow information:
Cash paid during the period for interest                     $ 1,709,780
                                                             ============


See notes to financial statements.

                            Woodside Terrace Partners
                       (A California General Partnership)

                          Notes to Financial Statements

                       For the period from January 1, 1998
                              to September 30, 1998

1.  Summary of Significant Accounting Policies

Basis of Presentation

Woodside Terrace Partners (the Partnership) is a general partnership that owns, operates, and manages a 274-unit independent and assisted living facility known as Woodside Terrace (the Facility) located in Redwood City, California. At
September 30, 1998, the Property was 91% occupied. Leases are generally month-to-month and expire throughout the year.

The Partnership's records are maintained on the accrual basis of accounting as adjusted for Federal income tax reporting purposes. The accompanying financial statements have been prepared from such records after making appropriate adjustments to present the Partnership's accounts in accordance with generally accepted accounting principles (GAAP). Such adjustments are not recorded on the records of the Partnership and relate principally to the carrying basis of the real estate and partners' deficit.

Resident Fee Revenue

Resident fee revenue is recorded when services are rendered and consists of fees for basic housing, support services and fees associated with additional services such as personalized health and assisted living care.

Cash Equivalents

The Partnership considers all cash accounts and money market funds with a maturity of three months or less when purchased to be cash equivalents.

Deferred Costs

Deferred costs consisted of capitalized financing costs which were amortized using the straight-line method over the original term of the mortgage note. As of September 30, 1998, these costs were fully amortized and written off.

Real Estate

Expenditures for ordinary maintenance and repairs are expensed to operations as incurred. Significant renovations and improvements which improve and/or extend the useful life of the asset are capitalized and depreciated over their estimated useful life.

Depreciation is calculated using the straight-line method over the estimated useful lives of assets, which are as follows:

Building and improvements                  7-39 years
Furniture and equipment                    5-7  years

Restricted Cash

Pursuant to the terms of the mortgage note payable (see Note 2), the Partnership is required to maintain an escrow account to fund real estate taxes and insurance payments. At September 30, 1998, the amounts held for real estate taxes and insurance are $166,261 and $41,537, respectively.

Income Taxes

The Partnership pays no income taxes and the income or loss from the Partnership is includable on the respective federal income tax returns of the partners.

Use of Estimates

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.  Mortgage Note Payable

The Partnership has a mortgage note payable (the Note) for $28 million which requires monthly interest only payments with interest calculated at approximately 8.12% per annum. The Note had an original maturity date of July 1, 1998, which was extended to July 1, 1999. The Note is collaterized by the Facility.

3.  Related Party Transactions

In connection with the operation of the Facility, an affiliate of one of the partners is entitled to management fees equal to 5% of gross receipts, as defined. During the period from January 1, 1998 to September 30, 1998, management fees of $269,615 were incurred. At September 30, 1998, $30,991 was payable for management fees and is included in accounts payable and accrued liabilities.

During the period from January 1, 1998 to September 30, 1998, the Partnership also incurred $1,326,282 for payroll and other costs related to the operations of the Facility. Such amounts were paid to an affiliate and are included in facility operating expense. At September 30, 1998, $69,094 was payable for payroll and other costs and is included in accounts payable and accrued liabilities.

4.  Subsequent Events

On December 22, 1998, the Partnership sold the Facility to The Woodside Business Trust (Woodside) for approximately $41 million. Woodside, in turn, leased the Facility to Brookdale Living Communities of California - RC, Inc., a wholly-owned subsidiary of Brookdale Living Communities, Inc. A portion of the sale proceeds were used to repay the mortgage note payable.

b)    Pro forma financial information.

      The unaudited Pro Forma Balance Sheet of Brookdale Living Communities, Inc. and its subsidiaries (collectively, the "Company") is presented as if at September 30, 1998, the Company had leased the Property and funded the investments collateralizing the lease obligation. The unaudited Pro Forma Consolidated Condensed Statements of Operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 are presented as if the above transaction occurred as of January 1, 1997. The unaudited Pro Forma Condensed Financial Statements of the Company should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998. In management's opinion, all adjustments necessary to reflect the transaction have been made.

      The unaudited Pro Forma Consolidated Condensed Financial Statements of the Company are not necessarily indicative of what the actual results of operations would have been assuming the acquisition of the Property had occurred at the dates indicated above, nor do they purport to represent the future results of operations of the Company.

      Basis of Presentation

      Brookdale Living Communities of California-RC, Inc., the entity which entered into the operating lease for the Property, was required to fund $10.5 million of investments collateralizing its lease obligations. No other adjustments of the Company's Balance Sheet as of September 30, 1998 are necessary.

      The Pro Forma Consolidated Condensed Statements of Operations of the Company include the historical operations of the Company (for the period from May 7, 1997 to December 31, 1997), the Original Facilities (for the period from January 1, 1997 to May 6, 1997), the IPO (initial public offering) Properties (for the period from January 1, 1997 to May 6, 1997), the 1997 Leases, the 1998 Leases and the Current Lease (for the period from January 1, 1998 to September 30, 1998 and the year ended December 31, 1997). The Adjustments for Acquisitions and Leases Prior to or at the IPO reflect the ownership prior to May 6, 1997. The foregoing facilities and transactions are described below along with the pro forma effects of the consolidation:

                     Acquisitions and Leases
Original Facilities  Prior to or at the IPO(1)       1997 Leases(2)
-------------------  -------------------------       ---------------------------
The Devonshire       The Springs of East Mesa(3)     The Gables at Farmington(7)
The Heritage         Edina Park Plaza                The Classic at West Palm
The Hallmark(3)      Hawthorn Lakes                      Beach(8)
                     The Gables at Brighton(3)       The Brendenwood Retirement
                     The Park Place(6)                   Community(9)
                     BLC Property, Inc.


1998 Leases(4)       Current Lease(5)
-----------------    -------------------------
Harbor Village(10)   The Woodside Terrace (14)
The Atrium of San
    Jose(11)
The Chatfield(12)
Ponce De Leon(13)

     (1)  These properties are collectively referred to as the IPO Properties.
     (2)  These properties are collectively referred to as the 1997 Leases.
     (3) The Company has leased these properties from a third party since December 27, 1996.
     (4)  These properties are collectively referred to as the 1998 Leases.
     (5)  This property is sometimes referred to as the Current Lease.
     (6) The Company has leased this property from a third party since May 7, 1997.
     (7) The Company has leased this property from a third party since November 24, 1997.
     (8) The Company has leased this property from a third party since December 18, 1997.
     (9) The Company has leased this property from a third party since December 22, 1997.
     (10) The Company has leased this property from a third party since March 6, 1998.
     (11) The Company has leased this property from a third party since May 12, 1998.
     (12) The Company has leased this property from a third party since July 2, 1998.
     (13) The Company has leased this property from a third party since October 21, 1998.
     (14) The Company has leased this property from a third party since December 22, 1998.

                       BROOKDALE LIVING COMMUNITIES, INC.
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                    (In Thousands, Except Per Share Amounts)
                                  (Unaudited)

                                         Brookdale Living    Adjustments for
                                         Communities, Inc.   Acquisitions and
                                          and Predecessor   Leases prior to or        1997        1998       The Woodside    Total
                                            Properties          at the IPO           Leases      Leases        Terrace       Leases
                                         ------------------------------------    ---------------------------------------------------

Revenue
Resident Fees                            $         40,578   $          4,448     $    14,802    $   16,446     $   7,135  $  38,383
Management Fees                                       132                  -               -             -             -          -
                                         ------------------------------------    ---------------------------------------------------
Total Revenue                                      40,710              4,448          14,802        16,446         7,135     38,383

Facility Operating                                (21,994)            (2,973)         (8,872)      (11,056)       (3,736)   (23,664)
Lease Expense                                      (9,984)                 -               -             -             -          -
General & Administrative                           (2,187)                 -               -             -             -          -
Depreciation & Amortization                        (3,824)              (510)         (1,454)       (1,908)       (1,049)    (4,411)
                                         ------------------------------------    ---------------------------------------------------
Income (Loss) From Operations                       2,721                965           4,476         3,482         2,350     10,308
Interest and Financing Fees Expense, Net           (3,088)            (1,086)         (4,236)       (4,594)       (2,235)   (11,065)
                                         ------------------------------------    ---------------------------------------------------
(Loss) Income Before Minority Interest,
  Income Taxes and Extraordinary Item                (367)              (121)(g)         240        (1,112)          115       (757)
(Income) Loss in Minority Interest                   (138)                 -               -             -             -          -
Benefit (Provision) For Income Taxes                  322                  -               -             -             -          -
                                         ------------------------------------    ---------------------------------------------------
(Loss) Income From Continuing
  Operations Before Extraordinary Item               (183)              (121)            240        (1,112)          115       (757)
Extraordinary Item Net of Tax                         (36)                 -               -             -             -          -
                                         ------------------------------------    ---------------------------------------------------

Net (Loss) Income                        $           (219)  $           (121)    $       240    $   (1,112)    $     115  $    (757)
                                         ====================================    ===================================================

(Loss) Income From Continuing
  Operations Per Share - Basic EPS       $          (0.03)
                                         =================

(Loss) Income From Continuing
  Operations Per Share - Diluted EPS     $          (0.03)
                                         =================

Common Shares Used For Computing
  Basic EPS                                         7,208
                                         =================

Common Shares Used For Computing
  Diluted EPS                                       7,351
                                         =================

                                          Consolidating
                                            Pro Forma             Pro Forma
                                           Adjustments           As Adjusted
                                         -----------------    -----------------
Revenue
Resident Fees                            $              -     $          83,409
Management Fees                                        76 (a)               208
                                         -----------------    ------------------
Total Revenue                                          76                83,617

Facility Operating                                  2,281 (b)           (46,350)
Lease Expense                                     (13,557)(c)           (23,541)
General & Administrative                             (945)(d)            (3,132)
Depreciation & Amortization                         4,067 (e)            (4,678)
                                         -----------------    ------------------
Income (Loss) From Operations                      (8,078)                5,916
Interest and Financing Fees Expense, Net           14,407 (f)              (832)
                                         -----------------    ------------------
(Loss) Income Before Minority Interest,
  Income Taxes and Extraordinary Item               6,329                 5,084
(Income) Loss in Minority Interest                    138 (h)                 -
Benefit (Provision) For Income Taxes               (2,070)(i)            (1,748)
                                         -----------------    ------------------
(Loss) Income From Continuing
  Operations Before Extraordinary Item              4,397                 3,336
Extraordinary Item Net of Tax                           -                   (36)
                                         -----------------    ------------------

Net (Loss) Income                        $          4,397     $           3,300
                                         =================    ==================

Income From Continuing Operations
  Per Share - Basic EPS                                       $            0.46
                                                              ==================

Income From Continuing Operations
  Per Share - Diluted EPS                                     $            0.45
                                                              ==================

Common Shares Used For Computing
  Basic EPS                                                               7,208
                                                              ==================

Common Shares Used For Computing
  Diluted EPS                                                             7,351
                                                              ==================


                       BROOKDALE LIVING COMMUNITIES, INC.
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                    (In Thousands, Except Per Share Amounts)
                                   (Unaudited)




                                                                                                       Consolidating
                                          Brookdale Living        1998    The Woodside     Total         Pro Forma       Pro Forma
                                          Communities, Inc.      Leases      Terrace      Leases        Adjustments     As Adjusted
                                          -----------------   ---------------------------------------   --------------  ------------

Revenue
Resident Fees                             $         51,723    $    7,175   $     5,351   $    12,526    $          -    $     64,249
Development Fees                                     4,120             -             -             -               -           4,120
Management Fees                                        188             -             -             -               -             188
                                          -----------------   ---------------------------------------   --------------  ------------
Total Revenue                                       56,031         7,175         5,351        12,526               -          68,557

Facility Operating                                 (28,993)       (4,575)       (2,801)       (7,376)            722 (b)    (35,647)
Lease Expense                                      (12,782)            -             -             -          (3,327)(c)    (16,109)
General & Administrative                            (3,776)            -             -             -               -         (3,776)
Depreciation & Amortization                         (3,577)         (679)         (787)       (1,466)          1,466 (e)     (3,577)
                                          -----------------   ---------------------------------------   --------------  ------------
Income (Loss) From Operations                        6,903         1,921         1,763         3,684          (1,139)         9,448
Interest and Financing Fees Expense, Net                27        (1,791)       (1,676)       (3,467)          4,416 (f)        976
                                          -----------------   ---------------------------------------   --------------  ------------
Income Before Income Taxes And
  Extraordinary Item                                 6,930           130            87           217           3,277         10,424
Provision For Income Taxes                          (2,485)            -             -             -          (1,363)(i)     (3,848)
                                          -----------------   ---------------------------------------   --------------  ------------
Income From Continuing Operations
  Before Extraordinary Item                          4,445           130            87           217           1,914          6,576
Extraordinary Item Net of Tax                            -           634             -           634            (634)(j)          -
                                          -----------------   ---------------------------------------   --------------  ------------

Net Income                                $          4,445    $      764    $       87   $       851    $      1,280    $     6,576
                                          =================   =======================================   ==============  ============

Net Income Per Share - Basic EPS          $           0.47                                                              $      0.69
                                          =================                                                             ============

Net Income Per Share - Diluted EPS        $           0.46                                                              $      0.68
                                          =================                                                             ============

Common Shares Used For Computing
  Basic EPS                                          9,489                                                                    9,489
                                          =================                                                             ============

Common Shares Used For Computing
  Diluted EPS                                        9,738                                                                    9,738
                                          =================                                                             ============


                       BROOKDALE LIVING COMMUNITIES, INC.
       NOTES TO PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                For the nine months ended September 30, 1998 and
                      for the year ended December 31, 1997
                                 (in thousands)
                                   (unaudited)

                                                                      Nine Months
                                                                         Ended           Year Ended
                                                                     September 30,      December 31,
                                                                         1998              1997
                                                                     -------------     -------------
(a) Management fees:

      Management fees for management services performed by the
      Company ................................................       $         --      $         76
                                                                     =============     =============

(b) Facility operating:

      Elimination  of historical  management  fees paid by the
      Original   Facilities   and  the  IPO   Properties   and
      administrative  fees paid by the Original Facilities not
      be incurred by the Company .............................       $         --      $        514


      Elimination  of historical  management  fees paid by the
      1997 Leases, the 1998 Leases and the Current Lease......                722             1,767
                                                                     -------------     -------------

                                                                     $        722      $      2,281
                                                                     =============     =============

(c) Lease expense:

      Adjustment  to  reflect  a full  year of lease  payments
      related to the IPO Properties...........................       $         --      $       (546)

      Adjustment to reflect lease payments related to the 1997
      Leases, the 1998 Leases and the Current Lease...........             (3,327)          (13,011)
                                                                     -------------     -------------

                                                                     $     (3,327)     $    (13,557)
                                                                     =============     =============
(d) General and administrative expenses:

          Estimated increase in salaries and related benefits and additional administrative and financial reporting expenses which would have been incurred by the Company had it been operating as a public company during all of 1997:

      Salaries and wages......................................       $         --      $       (604)

      Legal and accounting....................................                 --               (70)

      Other...................................................                 --              (271)
                                                                     -------------     -------------

                                                                     $         --      $       (945)
                                                                     =============     =============


                       BROOKDALE LIVING COMMUNITIES, INC.
       NOTES TO PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                   (continued)
                For the nine months ended September 30, 1998 and
                      for the year ended December 31, 1997
                                 (in thousands)
                                   (unaudited)


                                                                      Nine Months
                                                                         Ended           Year Ended
                                                                     September 30,      December 31,
                                                                         1998              1997
                                                                     -------------     -------------
(e) Depreciation and amortization:
  Adjustment to  historical  depreciation  expense  associated with (*):
  Decrease in depreciation  expense associated with the change
    in depreciable lives of the Original Facilities ..........       $         --      $         67
  Additional  depreciation  associated  with the  increase  in basis  resulting  from the  purchase  of the  third  party
    owners' interest in the Original Facilities ..............                 --              (138)
  Adjustment  to  depreciation  expense  associated  with  the increase in the basis from the  purchase  and the increase
    in depreciable lives of the IPO Properties ...............                 --              (133)
  Elimination  of  historical  depreciation  and  amortization
    expense of the IPO Properties ............................                 --                78
  Additional amortization expense associated with the fees and costs for credit  enhancement  on tax-exempt  bonds of the
    Original Facilities ......................................                 --              (218)
  Elimination  of  historical  depreciation  and  amortization expense  of the  1997  Leases,  the  1998  Leases  and the
    Current Lease ............................................              1,466             4,411
                                                                     -------------     -------------

                                                                     $      1,466      $      4,067
                                                                     =============     =============

      *The Company has determined the estimated  useful lives of buildings to be
       45 years and  furniture  and  equipment to be 5 years,  as compared to 40 years and 3-12 years, respectively used by the Original Facilities.  This change was made to better reflect the estimated periods during which such
       assets  will  remain  in  service.   For  financial  statement  reporting
       purposes,  the  above  will be  recorded  prospectively  as a  change  in
       estimate  for  the  Original   Facilities  over  their  remaining  lives.
       Depreciation  expense  included in the "Pro Forma As Adjusted" column was based upon the Company's new estimated useful lives.


                       BROOKDALE LIVING COMMUNITIES, INC.
       NOTES TO PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                   (continued)
                For the nine months ended September 30, 1998 and
                      for the year ended December 31, 1997
                                 (in thousands)
                                   (unaudited)


                                                                      Nine Months
                                                                         Ended           Year Ended
                                                                     September 30,      December 31,
                                                                         1998              1997
                                                                     -------------     -------------
(f) Interest and financing fees expense, net:
      Elimination of interest  expense incurred related to the
        debt of the IPO Properties ...........................       $         --      $        140
      Elimination of interest  expense incurred related to the
        debt  of the  1997  Leases,  the  1998  Leases and the
        Current Lease ........................................              3,467            11,065
      Interest  income on  investments  collateralizing  lease
        obligations ..........................................                949             3,202
                                                                     -------------     -------------

                                                                     $      4,416      $     14,407
                                                                     =============     =============

(g) Income (loss) before minority interest and income taxes:

      The income (loss) before minority interest and income taxes presented in the historical statements of the IPO
      Properties is before gain on sale of property and represents income (loss) from continuing operations. The gains on sale of properties are not included due to the non-recurring nature of the transactions

(h) (Income) loss allocated to minority interest:

      Elimination of income allocated to minority interest due
      to the acquisition of the third party's interest .......       $         --      $        138
                                                                     =============     =============
(i) (Provision) benefit for income taxes:

      The Original Facilities, the IPO Properties and the 1997
      and  1998  Leases  were  not   taxable   entities.   The
      realization  of the  deferred  gain  on the  sale of the
      Hallmark  facility as a reduction  of lease  expenses is
      considered  a permanent  difference  between book income
      (loss) and tax income  (loss)  and is not  taxable.  The
      difference  has the  following  impact on the  Company's
      benefit (provision) for income tax (includes federal and
      state statutory income tax rates) ......................       $     (1,363)     $     (2,070)
                                                                     =============     =============

  Provision on income before
       permanent difference        $    (1,363)     $   (2,180)
  Benefit related to
       permanent difference                 --             110
                                   ------------     -----------

                                   $    (1,363)     $   (2,070)
                                   ============     ===========


                       BROOKDALE LIVING COMMUNITIES, INC.
       NOTES TO PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                   (continued)
                For the nine months ended September 30, 1998 and
                      for the year ended December 31, 1997
                                 (in thousands)
                                   (unaudited)


                                                                      Nine Months
                                                                         Ended           Year Ended
                                                                     September 30,      December 31,
                                                                         1998              1997
                                                                     -------------     -------------
(j) Extraordinary item:
      Elimination of  extraordinary  item related to the early
      extinguishment of debt for one of the 1998 Leases ......       $       (634)     $         --
                                                                     =============     =============

c)    Exhibits.

   Exhibit
   Number     Description

      23.1    Consent of Independent Auditors

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BROOKDALE LIVING COMMUNITIES, INC.
                                   Registrant



Dated:  March 8, 1999               By:  /s/  Robert J. Rudnik
                                         ----------------------------------
                                        Robert J. Rudnik
                                        Executive Vice President/
                                        General Counsel

                                                                    Exhibit 23.1
                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statements indicated below of Brookdale Living Communities, Inc. of our report indicated below filed with the Securities and Exchange Commission.

Registration Statements
-----------------------

Form S-8 No. 333-51493
Form S-3 No. 333-53969
Form S-3 No. 333-65843


             Financial Statements                           Date of Auditor's Report
             --------------------                           ------------------------
Financial  Statements of Woodside Terrace Partners             February 2, 1999
as of September 30, 1998 and for the  period  from
January 1, 1998 to September 30, 1998 included in
the  Current  Report  (Form  8-K/A)  of Brookdale
Living  Communities,  Inc.  dated March 8, 1999.





                                                   /s/Ernst & Young LLP

Chicago, Illinois
March 8, 1999